UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE
                        ACT OF 1934
       Date of Earliest Event Reported November 10, 2005

                  CREDIT ONE FINANCIAL, INC.
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Commission file number   000-50320

              Florida                       59 3641205
      (State of Incorporation)        (IRS Employer ID Number)

Post Office Box 3462, DeLand, FL 32721 3462
505 E. New York Avenue, Suite 8, DeLand, Florida  32724
(Addresses of principal executive offices and Zip Code)
Registrant's phone Number 1 386 943 8446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












After reviewing the information submitted by Spartan Securities Group, Ltd. ("Spartan"), 100 Second Avenue South, Suite 300N, St. Petersburg, FL 33701 pursuant to NASD Rule 6740 and Rule 15c2-11 under the Securities and Exchange Act of 1934 in connection with the Common Stock of Credit One Financial, Inc., the NASD cleared Spartan's request for an unpriced quotation on the OTC Bulletin Board and Pink Sheets for the Common Stock of Credit One Financial, Inc. on November 10, 2005

The trading symbol is "COFI".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ONE FINANCIAL, INC.
(Registrant)

Date November 14, 2005

                              By /s/ James H. Bashaw
                              James H. Bashaw
                              Chief Executive Officer, President